UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2013

Atlas Energy, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-32953	43-2094238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-489-0006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, Atlas Energy, L.P. (“ATLS”) and certain of its affiliates, including Atlas Resource Partners, L.P., completed on July 31, 2013, the previously announced acquisition of oil and gas assets from EP Energy E&P Company, L.P. This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by ATLS, on August 6, 2013, to present certain financial statements of the properties acquired and to present certain unaudited pro forma financial information in connection with the acquisition.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•	The Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the period January 1, 2012 to May 24, 2012, the period May 25, 2012 to December 31, 2012, and the year ended December 31, 2011, together with independent auditors’ report thereon, and unaudited Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the six months ended June 30, 2013, the period January 1, 2012 to May 24, 2012, and the period May 25, 2012 to June 30, 2012, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of ATLS as of June 30, 2013, and the related pro forma consolidated statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Grant Thornton LLP

99.1	Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the period ended January 1, 2012 to May 24, 2012, the period May 25, 2012 to December 31, 2012, and the year ended December 31, 2011, together with independent auditors’ report thereon, and unaudited Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the six months ended June 30, 2013, the period January 1, 2012 to May 24, 2012, and the period May 25, 2012 to June 30, 2012

99.2	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2013	ATLAS ENERGY, L.P.

By: Atlas Energy GP, LLC, its general partner

	By:	/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the period January 1, 2012 to May 24, 2012, the period May 25, 2012 to December 31, 2012, and the year ended December 31, 2011, together with independent auditors’ report thereon, and unaudited Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the six months ended June 30, 2013, the period January 1, 2012 to May 24, 2012, and the period May 25, 2012 to June 30, 2012

99.2	Unaudited pro forma consolidated financial statements

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